UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

GLOBIS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39786	85-2703418
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

805 3rd Avenue, 15th floor

New York, New York

10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: 212-847-3248

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one Warrant to acquire one share of Common Stock	GLAQU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	GLAQ	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	GLAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2020, Globis Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), which includes the exercise in full of the underwriters’ option to purchase an additional 1,500,000 Units to cover over-allotments. Each Unit consists of one share of common stock of the Company, $0.0001 par value per share (the “Common Stock”), and one redeemable warrant (the “Public Warrant”), with each Public Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000 (before underwriting discounts and commissions and offering expenses).

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-250939), as amended (the “Registration Statement”), and are included as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, to this Current Report on Form 8-K:

●	an Underwriting Agreement, dated December 10, 2020, by and among the Company and Chardan Capital Markets, LLC (the “Underwriter”), as representative of the several underwriters.

●	a Warrant Agreement, dated December 10, 2020, between the Company and VStock Transfer, LLC, as warrant agent.

●	a Letter Agreement, dated December 10, 2020, by and among the Company, the Sponsors, the Underwriter and each of the officers and directors of the Company.

●	an Investment Management Trust Agreement, dated December 10, 2020, between the Company and Wilmington Trust Company, as trustee.

●	a Stock Escrow Agreement, dated December 10, 2020, between the Company, the Sponsors, the Underwriter and VStock Transfer, LLC.

●	a Registration Rights Agreement, dated December 10, 2020, between the Company and the Sponsors.

●	a Private Placement Warrants Purchase Agreement, dated December 10, 2020, between the Company and Globis SPAC LLC.

●	a Private Placement Warrants Purchase Agreement, dated December 10, 2020, between the Company and Up and Up Capital, LLC.

●	a Unit Subscription Agreement, dated December 10, 2020, between the Company and Up and Up Capital, LLC.

●	an Administrative Services Agreement, dated December 10, 2020, between the Company and an affiliate of Globis SPAC LLC.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company completed the private sale of 4,188,889 warrants (the “Private Placement Warrants”) at a price of $0.75 per Private Placement Warrant to Globis SPAC LLC and Up and Up Capital, LLC (collectively, the “Sponsors”), generating gross proceeds of $3,141,667.

In addition, Up and Up Capital, LLC purchased an aggregate of 100,833 units (the “Placement Units”) at a purchase price of $10.00 per Placement Unit, or $1,008,333 in the aggregate (collectively with the sale of the Private Placement Warrants, the “Private Placements”). Each Placement Unit consists of one share of Common Stock (“Placement Share”) and one redeemable warrant (“Placement Warrant,” and together with the Private Placement Warrants, the “Private Warrants”). Each Private Warrant entitles the holders to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment. The Private Warrants are substantially similar to the Public Warrants, except that (i) they may be exercised for cash or on a cashless basis, (ii) they are not subject to being called for redemption, (iii) subject to certain limited exceptions, they will be subject to transfer restrictions until the consummation of the Company’s initial business combination, (iv) holders of the Private Warrants will have the option to calculate their fair market value in a cashless exercise based on the last reported sale price of the shares of Common Stock for the trading day prior to the date of exercise, and (v) they will be entitled to registration rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2020, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State and adopted its Amended and Restated Bylaws. The terms of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are set forth in the Registration Statement and are incorporated herein by reference. Copies of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On December 10, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, and is incorporated by reference herein. On December 15, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and that the underwriters of the IPO had fully exercised their option to purchase additional Units to cover over-allotments, and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 8.01. Other Events.

The net proceeds from the IPO, together with certain of the proceeds from the Private Placements, $116,150,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders with Wilmington Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund taxes payable and up to $100,000 to pay dissolution expenses, or upon the redemption by public stockholders of Common Stock in connection with certain amendments to the Company’s Amended and Restated Certificate of Incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the shares of common stock included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 12 month (or, if extended by resolution of the Company’s board of directors, up to 18 months) from the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated December 10, 2020, by and among the Company and the Underwriter, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Warrant Agreement, dated December 10, 2020, between the Company and VStock Transfer, LLC.

10.1	Letter Agreement, dated December 10, 2020, among the Company, the Sponsors, the Underwriter and each of the officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated December 10, 2020, between the Company and Wilmington Trust Company.

10.3	Stock Escrow Agreement, dated December 10, 2020 between the Sponsors, the Underwriter and VStock Transfer, LLC.

10.4	Registration Rights Agreement, dated December 10, 2020, between the Company and the Sponsors.

10.5	Private Placement Warrants Purchase Agreement, dated December 10, 2020, between the Company and Globis SPAC LLC.

10.6	Private Placement Warrants Purchase Agreement, dated December 10, 2020, between the Company and Up and Up Capital, LLC.

10.7	Unit Subscription Agreement, dated December 10, 2020, between the Company and Up and Up Capital, LLC.

10.8	Administrative Services Agreement, dated December 10, 2020, between the Company and an affiliate of Globis SPAC LLC.

99.1	Press Release, issued December 10, 2020 (furnished pursuant to Item 7.01)

99.2	Press Release, issued December 15, 2020 (furnished pursuant to Item 7.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2020

GLOBIS ACQUISITION CORP.

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Chief Executive Officer and Chief Financial Officer